Exhibit 10.3

                              AMENDATORY AGREEMENT


         This  Amendment is entered into this 21st day of April,  1997,  between
SOUTHERN   NATURAL  GAS  COMPANY   ("Company")   and   CHATTANOOGA  GAS  COMPANY
("Shipper").

                                   WITNESSETH:

         WHEREAS, Company and Shipper are parties to a contract storage service agreement dated November 1, 1994, (#S20130) as amended March 1, 1995, and July 26, 1996, under Company's Rate Schedule CSS ("Agreement") for 695,871 Mcf (maximum storage quantity) for a primary term through February 28, 2000; and

         WHEREAS,   Company  and  Shipper  have  had  discussions  regarding  an extension of the primary term under the Agreement as more specifically provided for herein;

         NOW, THEREFORE, in consideration of the premises and the mutual benefits and covenants contained herein, the parties agree as follows:

         1. Section 4.1 of the CSS Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

                  "Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through August 31, 2003, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 365 days prior to the end of the primary term or any subsequent yearly extension."

          2. Except as provided herein, the Agreement shall remain in full force and effect as written.

         3. This Amendment is subject to all applicable, valid laws, orders, rules, and regulations of any governmental entity having jurisdiction over the parties or the subject mater hereof.

          4. This Amendment shall be binding on the parties' respective successors and assigns.

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WHEREFORE,   the  parties  have  executed  this  Amendment  through  their  duly authorized representatives to be effective as of the date first written above.

ATTEST:                                 SOUTHERN NATURAL GAS COMPANY


By:     /s/ James J. Cleary             By:   /s/    James E. Moylan, Jr.
Title:     Vice President               Title:       President


ATTEST:                                 CHATTANOOGA GAS COMPANY


By:  /s/    Melanie M.  Platt           By:   /s/    Harrison F. Thompson
Title:     V.P. & Corp. Secy.           Title:       President


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